                                                                   Exhibit 4

                            FLAGSTAR BANCORP, INC.

Number                                                                  SHARES
      ---------                                                  -------
               ORGANIZED UNDER THE LAWS OF THE STATE OF MICHIGAN

COMMON STOCK                                                     CUSIP
$.01 PAR VALUE                                                        --------

THIS CERTIFIES THAT_____________________________________________________________

is the owner of _____________ fully paid and nonassessable shares of the common stock of FLAGSTAR BANCORP, INC. (the "Corporation"), a corporation formed under the laws of the State of Michigan.

     The shares represented by this Certificate are transferable only on the books of the Corporation by the holder of record thereof, in person or by his or her duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed.

     The capital stock evidenced by this Certificate is not an account of an insurable type and is not insured by the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. This Certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers.

DATED:
      ------------------


By:                                             By:
   ---------------------                           --------------------------
   Mary Kay McGuire                                Mark T. Hammond
   Corporate Secretary                             President

                            FLAGSTAR BANCORP, INC.

        The shares represented by this Certificate are issued subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive offices of the Corporation), to all of which the holder by acceptance hereof assents.


        The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made in writing to the Secretary of the Corporation.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

        TEN COM  -  as tenants in common                  UNIF GIFT MIN ACT  --  ..........Custodian..........
        TEN ENT  -  as tenants by the entireties                                 (Cust)                (Minor)
        JT TEN   -  as joint tenants with right of                               under Uniform Gifts to Minors
                    survivorship and not as                                      Act .........................
                    tenants in common                                                       (State)

                                                          UNIF TRANS MIN ACT --  ..........Custodian..........
                                                                                 (Cust)                (Minor)
                                                                                 under Uniform Transfers to
                                                                                 Minors Act ..................
                                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

        For value received, ____________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


________________  Shares of the common stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint ___________________________________

Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution in the premises.

Dated __________________________                 _______________________________
                                                             Signature

                                                 _______________________________
                                                             Signature
NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:        ________________________________________________
                                The signature(s) should be guaranteed by an eligible guarantor institution (banks, stock-brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.